FORM 8-K



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                             SECURITIES ACT OF 1934


       Date of Report (Date of earliest event reported): February 18, 2004



                          THE HARTCOURT COMPANIES INC.
             (Exact name of registrant as specified in its charter.)


                                      Utah
                    (State of incorporation or organization)


                                    001-12671
                            (Commission File Number)


                                   87-0400541
                      (I.R.S. Employee Identification No.)


              911 E. Colorado Blvd. Third Floor Pasadena, CA 91106
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (626) 844 2437

Item 1.           Changes in Control of Registrant

                  None


Item 2.           Acquisition or Disposition of Assets

                  On February 11, 2004,  The Hartcourt  Companies,  Inc., a Utah
                  Corporation (Registrant), signed a definitive agreement to purchase an additional 5.05 percent of all outstanding shares of Shanghai Guowei Science and Technology Ltd., www.guowei.com.cn , a major PC retailer and distributor based in Shanghai, China, for the total consideration of 3 Million RMB (US$0.36 Mil) payable in cash. Together with the 45 percent interest purchased on April 30th, 2003, Hartcourt owns
                  50.5 percent of Guowei.

Item 3.           Bankruptcy or Receivership

                  None

Item 4.           Changes in Registrant's Certifying Accountant

                  None

Item 5.           Other Events

                  None

Item 6.           Resignation of Registrant's Directors

                  None

Item 7.           Financial Statements and Exhibits

                  None

Item 8.           Change in Fiscal Year

                  None



                                    SIGNATURE


                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THE HARTCOURT COMPANIES INC.



Dated: February 18, 2004                         By: /s/ David Chen
                                                 -----------------------
                                                 David Chen
                                                 Chief Executive Officer